Exhibit 99.2

Jones Soda Secures new USD 5 Million Credit Facility to Fuel Sales Growth in 2025

SEATTLE, WA (February 6, 2025) — Jones Soda Co. (“Jones” or the “Company”) (CSE: JSDA, OTCQB: JSDA) today announced it has entered into a new $5 million revolving credit facility (the “Facility”) with Two Shore Capital Corp. (“Two Shores”). The funds available under the Facility are expected to be used for working capital purposes and the Facility itself is secured by all of the assets of the Company and its subsidiaries. Advances drawn under the Facility will bear an interest rate of 13.75% per annum. In addition, the Company has agreed to, subject to the approval of the Canadian Securities Exchange, issue to Two Shores 750,000 warrants with an exercise price of $0.45 per share for a three-year term. The Facility replaces the $2 million credit facility announced in May 2024.

“We expect this new larger credit facility agreement with Two Shores to support the expected sales growth in Jones’ modern soda and adult beverage categories in 2025,” said Paul Norman, Chairman of Jones’ Board of Directors. “Two Shores has recognized the market opportunities that Jones is developing in the modern soda and adult beverage segments, and we appreciate their partnership in facilitating our expected sales growth in 2025 and beyond.”

“Our experience working with Paul and Brian in other CPG ventures gives us confidence that Jones is focused on the right market opportunities in the evolving beverage marketplace and that the Company will have the financial discipline to manage their business successfully,” said Sean Rosas, Partner in Two Shores.

About Jones Soda

Jones Soda Co.® (CSE: JSDA, OTCQB: JSDA) is a leading developer of sodas and hemp-infused beverages known for their premium taste, unique flavors, and unconventional brand personality. Launched in 1996 as the original craft soda brand, the Company today markets a diverse portfolio of sodas, mixers, spiked soda, and wellness beverages under the Jones® Soda brand as well as a line of award-winning hemp beverages and edibles leveraging Jones’ trademark flavors under the Mary Jones brand. For more information, visit www.jonessoda.com, www.myjones.com, or https://gomaryjones.com

Media Contact:

Brandon Dubinsky

JSPR

max@jillschmidtpr.com

The CSE does not accept responsibility for the adequacy or accuracy of this release.

NEITHER THE CANADIAN SECURITIES EXCHANGE NOR ITS REGULATIONS SERVICES PROVIDER HAVE REVIEWED OR ACCEPT RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

Cautionary Statements Regarding Forward-Looking Information

This news release may contain both forward-looking information and forward-looking statements within the meaning of applicable securities legislation in both Canada and the United States, which reflect management’s current expectations regarding future events. Such information and statements include, without limitation, information regarding the use of the funds available under the Facility and the expected sales growth in Jones’ modern soda and adult beverage categories in 2025. Although the Company believes that such information and statements are reasonable, it can give no assurance that such expectations will prove to be correct.

Both forward-looking information and forward-looking statements are typically identified by words such as: “believe”, “expect”, “anticipate”, “intend”, “estimate”, “postulate” and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions investors that any forward-looking information or forward-looking statements provided by the Company are not a guarantee of future results or performance and that such forward-looking information or forward-looking statements are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, as of the date of this news release including, without limitation, that the Company’s management will be able to successfully implement the Company’s strategic plan in the manner intended; that the Company will be able to utilize the funds available under the Facility as planned; that the Company will be able to successfully launch the products it intends to launch; that general business and economic conditions will not change in a material adverse manner; and assumptions regarding political and regulatory stability and stability in financial and capital markets.

Forward-looking statements also involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others: the risk that the Company may not be able utilize the funds available under the Facility as intended or achieve the sales growth in the modern and adult beverage categories it is expecting; the state of the financial markets for the Company’s securities; the Company’s ability to raise the necessary capital or to be fully able to implement its business strategies; and other risks and factors that the Company is unaware of at this time.

The forward-looking statements contained in this news release are made as of the date of this news release. The Company disclaims any intention or obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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